Exhibit 99.3

Unaudited Pro Forma Consolidated Financial Data

The following unaudited pro forma consolidated financial data gives effect to our acquisition of six Savannah Suites hotels which occurred on August 18, 2006, to the acquisition of a seventh Savannah Suites hotel on November 16, 2006, to the acquisition of five hotels from MOA Hospitality, Inc., which occurred on January 5, 2007, to the acquisition of four hotels from Waterloo Hospitality, Inc. which occurred on April 4, 2007, to the acquisition of fifteen Masters Inn hotels on May 16, 2007, to the issuance of 7,544,936 shares of common stock at a price of $6.70 per share, with net proceeds of approximately $47.3 million after the underwriting discount and estimated offering expenses, and the repayment of approximately $42.5 million of debt, using the net proceeds of this offering and the remaining net proceeds of approximately $4.6 million applied to cash and cash equivalents, by the application of the pro forma adjustments to our historical consolidated financial statements. The total purchase price allocated to the acquired hotels is based on preliminary estimates and is subject to change.

The pro forma consolidated balance sheet for the period ended March 31, 2007 gives effect to the acquisition of the fifteen Masters Inn hotels and to the acquisition of the four hotels from Waterloo Hospitality, Inc. as if the transactions had occurred on March 31, 2007. The pro forma consolidated balance sheet as of December 31, 2006 gives effect to the acquisition of the five hotels from MOA, to the acquisition of the four hotels from Waterloo Hospitality, Inc. and to the acquisition the fifteen Masters Inn hotels as if the transactions had occurred on December 31, 2006. The pro forma consolidated statements of operations for the three months ended March 31, 2007 are presented as if the acquisition of the four hotels from Waterloo Hospitality, Inc. and the acquisition of the fifteen Masters Inn hotels had occurred on January 1, 2007. The pro forma consolidated statements of operations for the year ended December 31, 2006 are presented as if the acquisitions of the seven Savannah Suites hotels, the five MOA hotels, the four Waterloo Hospitality, Inc. hotels and the acquisitions of the fifteen Masters Inn hotels had occurred on January 1, 2006.

We are a self-administered real estate investment trust and the unaudited pro forma consolidated financial data is presented on the assumption that we distribute at least 90% of our REIT taxable income to our shareholders and do not incur federal income tax liability for the periods presented. In the opinion of our management, all adjustments necessary to reflect the effects of these transactions have been made.

The unaudited pro forma consolidated financial data is presented for comparative purposes only and is not necessarily indicative of what would have been our actual consolidated financial position or results on the date and for the periods presented and does not purport to represent our future consolidated financial position or results. The unaudited pro forma consolidated financial data should be read in conjunction with, and is qualified in its entirety by our historical consolidated financial statements and related notes and the historical consolidated financial statements and related notes of the acquired hotels included in this filing.

Supertel Hospitality, Inc. and Subsidiaries

Pro Forma Consolidated Balance Sheet (Unaudited)

(In thousands)

March 31, 2007

	Historical Supertel	Acquisition Pro Forma WHI 4 hotels		Supertel After Acquisition of WHI Pro Forma Consolidated	Acquisition Pro Forma Masters 15 hotels		Supertel Pro Forma Consolidated
ASSETS
Investments in hotel properties	$279,702	$31,241	(a)	$310,943	$43,170	(a)	$354,113
Less accumulated depreciation	65,972	—		65,972	—		65,972

	213,730	31,241		244,971	43,170		288,141

Cash and cash equivalents	1,647	—		1,647	—		1,647
Accounts receivable	1,780	—		1,780	—		1,780
Prepaid expenses and other assets	4,855	—		4,855	—		4,855
Deferred financing costs, net	1,585	84	(b)	1,669	123	(b)	1,792

	$223,597	$31,325		$254,922	$43,293		$298,215

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable, accrued expenses and other liabilities	$10,384	$—		$10,384	$—		$10,384
Long-term debt	114,465	31,325	(b)	145,790	43,293	(b)	189,083

	124,849	31,325		156,174	43,293		199,467

Minority interest in consolidated partnerships	3,476	—		3,476	—		3,476

SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value, 10,000,000 shares authorized; 1,347,780 shares issued and outstanding, liquidation preference of $ 13,478	13	—		13	—		13
Preferred stock warrants	53	—		53	—		53
Common stock, $.01 par value, 25,000,000 shares authorized; 19,916,272 shares outstanding	199	—		199	—		199
Additional paid-in capital	112,672	—		112,672	—		112,672
Distributions in excess of retained earnings	(17,665)	—		(17,665)	—		(17,665)

	95,272	—		95,272	—		95,272

	$223,597	$31,325		$254,922	$43,293		$298,215

See accompanying notes to Pro Forma Consolidated Balance Sheet

Supertel Hospitality, Inc. and Subsidiaries

Pro Forma Consolidated Balance Sheet (Unaudited)

(In thousands)

December 31, 2006

	Historical Supertel	Acquisition Pro Forma MOA 5 hotels			Acquisition Pro Forma WHI 4 hotels			Supertel After Acquisition of MOA and WHI Pro Forma Consolidated	Acquisition Pro Forma Masters 15 hotels			Supertel Pro Forma Consolidated
ASSETS
Investments in hotel properties	$254,241	$24,289	(a	)	$31,241	(a	)	$309,771	$43,170	(a	)	$352,941
Less accumulated depreciation	63,509	—			—			63,509	—			63,509

	190,732	24,289			31,241			246,262	43,170			289,432

Cash and cash equivalents	5,436	—			—			5,436	—			5,436
Accounts receivable	1,332	—			—			1,332	—			1,332
Prepaid expenses and other assets	3,116	—			—			3,116	—			3,116
Deferred financing costs, net	1,532	69	(b	)	84	(b	)	1,685	123	(b	)	1,808

	$202,148	$24,358			$31,325			$257,831	$43,293			$301,124

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable, accrued expenses and other liabilities	$8,905	$—			$—			$8,905	$—			$8,905
Long-term debt	94,878	24,358	(b	)	31,325	(b	)	150,561	43,293	(b	)	193,854

	103,783	24,358			31,325			159,466	43,293			202,759

Minority interest in consolidated partnerships	3,528	—			—			3,528	—			3,528

SHAREHOLDERS’ EQUITY
Preferred stock, $.01 par value, 10,000,000 shares authorized; 1,515,258 shares issued and outstanding, liquidation preference of $ 15,153	15	—			—			15	—			15
Preferred stock warrants	53	—			—			53	—			53
Common stock, $.01 par value, 25,000,000 shares authorized; 19,074,903 shares outstanding	191	—			—			191	—			191
Additional paid-in capital	109,319	—			—			109,319	—			109,319
Distributions in excess of retained earnings	(14,741)	—			—			(14,741)	—			(14,741)

	94,837	—			—			94,837	—			94,837

	$202,148	$24,358			$31,325			$257,831	$43,293			$301,124

See accompanying notes to Pro Forma Consolidated Balance Sheet

Notes to Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2007 and December 31, 2006

(Dollar Amounts in Thousands)

(Unaudited)

The acquisition of the seven hotels from Savanna Suites occurred during 2006 and are reflected in both the March 31, 2007 and the December 31, 2006 Historical Supertel balance sheets. The acquisition of the five hotels from MOA Hospitality, Inc. (“MOA”) occurred on January 5, 2007 and is reflected in the March 31, 2007 pro forma balance sheet. The following notes provide information regarding the assumptions used for the pro forma adjustments related to the acquisition of the hotels.

Acquisitions

(a)	To reflect the acquisition of the fifteen Masters Inn hotels, the acquisition of the five hotels from MOA Hospitality, Inc. (“MOA”) and the four hotels from Waterloo Hospitality, Inc. (“WHI”) under the purchase method of accounting:

	As of March 31, 2007		As of December 31, 2006
	WHI 4 hotels	Masters 15 hotels	MOA 5 hotels	WHI 4 hotels	Masters 15 hotels
Purchase price	$30,901	$42,700	$24,000	$30,901	$42,700
Acquisition costs	340	470	289	340	470

	$31,241	$43,170	$24,289	$31,241	$43,170

(b)	The purchase of the five hotels from MOA and related costs was funded by a $15,600 term loan from General Electric Capital Corporation (“GECC”) entered into on January 5, 2007 by Supertel Limited Partnership. The GECC term loan requires monthly interest payments in the first two years of the loan, monthly interest and principal (equal to one-twelfth of one percent of the loan amount) payments in the third year of the loan and monthly interest and principal (amortized over twenty years) payments in the fourth through the tenth years of the loan. The principal balance of the GECC term loan is due and payable on February 1, 2017. The GECC term loan bears interest at three-month LIBOR plus 1.70% (reset monthly) and can be converted to a fixed rate equal to the seven-year weekly U.S. dollar interest rate swap plus 1.98% between the seventh and thirty-sixth months of the loan. As of March 31, 2007, the three month LIBOR is 5.4%.

The remaining purchase price of $8,400, as well as an estimated $289 of acquisition costs and $69 of deferred financing, was funded by cash and borrowings from existing credit facilities.

The purchase of the four hotels from WHI and related costs were funded through the assumption of four long-term mortgage notes serviced by Wachovia Bank, N.A. totaling $11,396 with a fixed rate of 7.375%. The loans mature on March 1, 2020. The remaining purchase price of $19,505, the estimated acquisition costs of $340 and the deferred financing costs of $84 were funded through existing revolving credit facilities.

The purchase of the fifteen Masters Inn hotels and related costs were funded by a $27,755 term loan from General Electric Capital Corporation (“GECC”) entered into on May 16, 2007 by Supertel Limited Partnership. The new long-term mortgage provisions are the same as those in the GECC term loan for the five MOA hotels discussed above. The principal balance of the GECC term loan is due and payable on June 1, 2017.

A bridge loan in the amount of $8,540 from GECC provides additional funding for the purchase of the Masters Inn hotels. The GECC bridge loan requires monthly interest payments with principal balance due and payable on December 1, 2007. The GECC bridge loan bears interest at the three-month LBOR plus 5.00% (reset monthly). The remaining purchase price of $6,405, the estimated acquisition costs of $470 and the deferred financing costs of $123 were funded through existing revolving credit facilities.

On February 22, 2007, the existing revolving credit facility with Great Western Bank was amended to include, among other things, a reduction in the interest rate to 75 basis points below the national prime rate. Prior to the amendment, the effective rate was the national prime rate. The national prime rate was the effective rate during the majority of the time period covered by the pro formas and was used for the pro forma revolving credit interest calculations. The national prime rate on December 31, 2006 and March 31, 2007 was 8.25%.

Notes to Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2007 and December 31, 2006

(Dollar Amounts in Thousands)

(Unaudited)

In summary:

	As of March 31, 2007		As of December 31, 2006
	WHI 4 hotels	Masters 15 hotels	MOA 5 hotels	WHI 4 hotels	Masters 15 hotels
Mortage note	$11,396	$27,755	$15,600	$11,396	$27,755
Bridge loan	—	8,540	—	—	8,540
Borrowing from revolving credit facility:
purchase price	19,505	6,405	8,400	19,505	6,405
acquisition costs	340	470	289	340	470
deferred financing costs	84	123	69	84	123

	$31,325	$43,293	$24,358	$31,325	$43,293

Supertel Hospitality, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Operations (Unaudited)

(In thousands, except per share data)

For the Three Months Ended March 31, 2007

	Historical Supertel	Acquisition Pro Forma Adjustments WHI 4 hotels			Supertel Pro Forma after WHI Acquisition	Acquisition Pro Forma Adjustments Masters 15 hotels			Supertel Pro Forma Consolidated
REVENUES
Room rentals and other hotel services	$19,348	$2,005	(a	)	$21,353	$4,408	(a	)	$25,761

EXPENSES
Hotel and property operations	14,676	1,754	(a	)	16,430	3,130	(a	)	19,560
Depreciation and amortization	2,584	158	(b	)	2,742	358	(b	)	3,100
General and administrative	924	—			924	—			924

	18,184	1,912			20,096	3,488			23,584

EARNINGS FROM CONTINUING OPERATIONS BEFORE NET LOSSES ON DISPOSITIONS OF ASSETS, OTHER INCOME, INTEREST, AND MINORITY INTEREST	1,164	93			1,257	920			2,177
Net losses on dispositions of assets	—	—			—	—			—
Other income	35	—			35	29			64
Interest	(2,099)	(624)	(c	)	(2,723)	(862)	(c	)	(3,585)
Minority interest	(43)	—			(43)	—			(43)

EARNINGS (LOSSES) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(943)	(531)			(1,474)	87			(1,387)

Income tax benefit	550	—			550	—			550

NET EARNINGS (LOSSES)	(393)	(531)			(924)	87			(837)
Preferred stock dividend	(290)	—			(290)	—			(290)

NET EARNINGS (LOSSES) AVAILABLE TO COMMON SHAREHOLDERS	$(683)	$(531)			$(1,214)	$87			$(1,127)

Weighted average shares outstanding - basic	19,646				19,646				19,646

Weighted average shares outstanding - diluted	19,646				19,646				19,646

NET EARNINGS (LOSSES) AVAILABLE TO COMMON SHAREHOLDERS
EPS Basic	$(0.03)				$(0.06)				$(0.06)

EPS Diluted	$(0.03)				$(0.06)				$(0.06)

See accompanying notes to Pro Forma Consolidated Statement of Operations

Supertel Hospitality, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Operations (Unaudited)

(In thousands, except per share data)

For the Twelve Months Ended December 31, 2006

	Historical Supertel	Acquisition Pro Forma Adjustments Savannah Suites, MOA and WHI 16 hotels			Supertel Pro Forma After Savannah Suites MOA and WHI Acquisitions	Acquisition Pro Forma Adjustments Masters 15 hotels			Supertel Pro Forma After Savannah Suites, MOA, WHI and Masters Acquisitions	Common Stock Pro Forma Adjustment			Supertel Pro Forma Consolidated
REVENUES
Room rentals and other hotel services	$77,134	$21,421	(a	)	$98,555	$17,319	(a	)	$115,874	$—			$115,874

EXPENSES
Hotel and property operations	53,591	13,905	(a	)	67,496	12,814	(a	)	80,310	—			80,310
Depreciation and amortization	8,680	1,952	(b	)	10,632	1,430	(b	)	12,062	—			12,062
General and administrative	2,842	—			2,842	—			2,842	—			2,842

	65,113	15,857			80,970	14,244			95,214	—			95,214

EARNINGS FROM CONTINUING OPERATIONS BEFORE NET LOSSES ON DISPOSITIONS OF ASSETS, OTHER INCOME, INTEREST, AND MINORITY INTEREST	12,021	5,564			17,585	3,075			20,660	—			20,660
Net losses on dispositions of assets	(3)	(4)			(7)	—			(7)	—			(7)
Other income	185	—			185	122			307	—			307
Interest	(8,255)	(6,140)	(c	)	(14,395)	(3,408)	(c	)	(17,803)	3,175	(d	)	(14,628)
Minority interest	(334)				(334)	—			(334)				(334)

EARNINGS (LOSSES) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,614	(580)			3,034	(211)			2,823	3,175			5,998
Income tax benefit	107	—			107	—			107	—			107

NET EARNINGS (LOSSES)	3,721	(580)			3,141	(211)			2,930	3,175			6,105
Preferred stock dividend	(1,215)	—			(1,215)	—			(1,215)	—			(1,215)

NET EARNINGS (LOSSES) AVAILABLE TO COMMON SHAREHOLDERS	$2,506	$(580)			$1,926	$(211)			$1,715	$3,175			$4,890

Weighted average shares outstanding - basic	12,261				12,261				12,261	7,353			19,614

Weighted average shares outstanding - diluted	12,272				12,272				12,272				19,625

NET EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
EPS Basic	$0.20				$0.16				$0.14				$0.25

EPS Diluted	$0.20				$0.16				$0.14				$0.25

See accompanying notes to Pro Forma Consolidated Statement of Operations

Notes to Unaudited Pro Forma Consolidated Statements

Of Operation

For the Three Months Ended March 31, 2007 and the Year Ended December 31, 2006

(Dollar Amounts in Thousands, Except Per Share Amounts)

(Unaudited)

The following notes provide information regarding the assumptions used for the pro forma adjustments for the acquisitions of the six Savannah Suite hotels, the seventh Savannah Suites hotel and the five hotels from MOA up to the dates of their acquisitions in August 18, 2006, November 16, 2006 and January 5, 2007 respectively. The information also reflects the assumption used for the pro forma adjustments related to the purchase of the four hotels from WHI, the purchase of the fifteen Masters Inn hotels and the issuance of shares of common stock.

(a)	To reflect the operations of the acquisitions of the seven Savannah Suites hotels, the five MOA hotels, the 4 WHI hotels and the fifteen Masters Inn hotels using the historical financial statements for the hotels for the three months ended March 31, 2007 and the year ended December 31, 2006 up to their dates of acquisition and adjusting those numbers for specific verifiable and continuing changes in operating expenses.

	For the three months ended March 31, 2007		For the 12 months ended December 31, 2006
	WHI 4 hotels	Masters 15 hotels	Savannah Suites 7 hotels	MOA 5 hotels	WHI 4 hotels	Subtotal	Masters 15 hotels
Room rentals and other hotel services	$2,005	$4,408	$5,402	$6,537	$9,482	$21,421	$17,319

Hotel and property operations:
Baseline expenses	$1,770	$3,294	$3,414	$3,811	$7,016	$14,241	$13,416

(i) Management Fee	—	—	(105)	—	(61)	(166)	—
(ii) Insurance	(16)	(55)	(37)	(65)	(68)	(170)	(174)
(iii) Franchise Fee	—	(109)	—	—	—	—	(428)

Total Adjustments	(16)	(164)	(142)	(65)	(129)	(336)	(602)

Adjusted expenses	$1,754	$3,130	$3,272	$3,746	$6,887	$13,905	$12,814

(i)	To reflect the cost reductions resulting from the terms of our agreements with Royco Hotels, Inc. (formerly Royal Host Management) and Guest House Inc. which will reduce the cost of the management fee to 4.0% and 4.8% for the Savannah Suites properties that are managed by Guest House, Inc.
(ii)	The companies obtained insurance coverage for the hotels which cost less than that previously charged to the hotels by the sellers.
(iii)	To reflect cost reductions related to franchise fees.

(b)	To reflect pro forma depreciation and amortization based on the depreciable basis of the company’s acquisition cost assuming asset lives of 39 years for buildings, five years for furniture, fixtures and equipment. The land leases, restaurant lease and cell tower leases were amortized over remaining contract terms ranging from 11 to 62 years.

(c)	To reflect interest expense including amortization of deferring financing costs related to:

The acquisition of the six Savannah Suite hotels with a mortgage note payable of $17,850 at a variable rate of 7.1% adjustable monthly, $3,756 (which includes approximately $294 of acquisition costs and approximately $79 of deferred financing) of borrowings from the Company’s revolving credit facility at 8.25% and $6,417 of borrowings from a bridge loan at 10.4% which is then refinanced by $6,417 of borrowings from the Company’s revolving credit facility at 8.25% after approximately 4 months.

The acquisition of a seventh Savannah Suites hotel for $5,350 and estimated acquisition costs of $59 from the Company’s existing credit facility at 8.25%.

The acquisition of the five hotels from MOA and related costs were funded by a new long-term mortgage note in the amount of $15,600 at 7.1%. The remaining purchase price of $8,400, and the related estimated acquisition and deferred financing costs of $289 and $69 were funded by cash and borrowings from existing credit facilities at 8.25%.

Notes to Unaudited Pro Forma Consolidated Statements

Of Operation

For the Three Months Ended March 31, 2007 and the Year Ended December 31, 2006

(Dollar Amounts in Thousands, Except Per Share Amounts)

(Unaudited)

The acquisition of the four hotels from WHI and related costs were funded by the assumption of four long-term mortgage notes serviced by Wachovia Bank, N.A. for a total of $11,396 at 7.375%. The remaining purchase price of $19,505, and the related estimated acquisition and deferred financing costs of $340 and $84 were funded by borrowings from existing credit facilities at 8.25%.

The acquisition of the fifteen Masters Inn hotels and related costs were funded with a mortgage note payable of $27,755 at a variable rate of 7.1% adjustable monthly, $6,998 (which includes approximately $470 of acquisition costs and approximately $123 of deferred financing) of borrowings from the Company’s revolving credit facility at 8.25% and $8,540 of borrowings from a bridge loan at 10.4% which is then refinanced by $8,540 of borrowings from the Company’s revolving credit facility at 8.25% after approximately six months.

If the variable rates of the mortgage loans, bridge loan and revolving credit facilities were to increase by  1/8%, the three month and annual increase in interest expense would be $39 and $138 respectively.

(d)	To reflect the net proceeds of the issuance of shares of common stock being used as follows:

gross proceeds of common stock issuances	$50,551
cost of issuance	(3,426)
paydown of bridge loan and seller note	(8,420)
paydown of revolver borrowing for acquisition of MOA	(7,100)
paydown of existing revolver	(26,980)

net offering proceeds applied to cash and cash equivalents	$4,625

The application of net proceeds to existing outstanding debt of the company would result in a reduction of interest expense of $3,175 for the year ended December 31, 2006 using a weighted average interest rate of 8.37%.